Exhibit 99.1

New machinery and equipment arrive at Graphjet’s factory

New York, United States, July 30, 2025 (GLOBE NEWSWIRE) -- Graphjet Technology (“Graphjet” or “the Company”) is pleased to announce the successful arrival of its new machineries and equipment to its factory in Malaysia today, as planned.

The arrival of its new machineries and equipment coincides with the arrival of a specialist from the supplier to install and commission the new machineries and equipment. The installation is scheduled to be completed within a week and the new machineries and equipment will undergo a comprehensive test run to ensure all equipment operates efficiently and meets required performance standards. Once operational, the new system is expected to play a key role in supporting Graphjet’s growth especially with the growing demand of graphite and graphene in the United States and around the world.

“With the surging demand for specialised chips, especially AI chips, many manufacturers have and will be expanding their advanced semiconductor manufacturing plants. This is evident from the chipmaking agreement signed between Tesla and Samsung, investment by TSMC into the advanced semiconductor manufacturing in United States by an additional $100 billion, and Nvidia building supercomputers manufacturing plant in Texas.

Graphjet stands to gain from the expansion of advanced semiconductor manufacturers and from the new machineries and equipment, which will serve to boost our production by approximately 7 times and would be the beginning of our plan to ramp up of our production to cater to the needs of the industry.” says Chris Lai, CEO of Graphjet.

About Graphjet Technology Sdn. Bhd.

Graphjet Technology Sdn. Bhd. (Nasdaq: GTI) was founded in 2019 in Malaysia as an innovative graphene and graphite producer. Graphjet Technology has the world’s first patented technology to recycle palm kernel shells generated in the production of palm seed oil to produce single layer graphene and artificial graphite. Graphjet’s sustainable production methods utilizing palm kernel shells, a waste agricultural product that is common in Malaysia, will set a new shift in graphite and graphene supply chain of the world. For more information, please visit https://www.graphjettech.com/.

Cautionary Statement Regarding Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Graphjet competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Graphjet will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) Graphjet is beginning the commercialization of its technology and it may not have an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Graphjet’s industry and market size; (v) financial condition and performance of Graphjet, including the anticipated benefits, the implied enterprise value, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Graphjet; (vi) Graphjet’s ability to develop and manufacture its graphene and graphite products; and (vii) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the documents to be filed by Graphjet from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Graphjet may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Graphjet does not give any assurance that Graphjet will achieve its expectations.

Graphjet Technology Contacts

Investors
ceo.office@graphjettech.com

Media
ceo.office@graphjettech.com